EXHIBIT 99.1

Accrued Interest Date:                              Collection Period Ending:
25-Apr-05                                                          30-Apr-05

Distribution Date:       BMW Vehicle Owner Trust 2003-A             Period #
25-May-05                ------------------------------                   25

--------------------------------------------------------------------------------------------------------------------------------

Balances
--------------------------------------------------------------------------------------------------------------------------------

                                                                             Initial        Period End
   Receivables                                                        $1,643,640,298      $490,046,381
   Reserve Account                                                       $12,327,302        $8,575,812
   Yield Supplement Overcollateralization                                 $9,034,825        $2,837,375
   Class A-1 Notes                                                      $380,000,000                $0
   Class A-2 Notes                                                      $455,000,000                $0
   Class A-3 Notes                                                      $470,000,000      $157,603,533
   Class A-4 Notes                                                      $296,913,000      $296,913,000
   Class B Notes                                                         $32,692,000       $32,692,000

Current Collection Period
--------------------------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                                    $520,674,781
   Calculation of Total Distribution Amount
      Regular Principal Distributable Amount
          Receipts of Scheduled Principal                                $17,111,006
          Receipts of Pre-Paid Principal                                 $12,859,353
          Liquidation Proceeds                                              $437,926
          Principal Balance Allocable to Gross Charge-offs                  $220,114
      Total Receipts of Principal                                        $30,628,400

      Interest Distribution Amount
          Receipts of Interest                                            $2,421,592
          Servicer Advances                                                  $23,571
          Reimbursement of Previous Servicer Advances                             $0
          Accrued Interest on Purchased Receivables                               $0
          Recoveries                                                         $31,357
          Net Investment Earnings                                            $17,837
      Total Receipts of Interest                                          $2,494,357

      Release from Reserve Account                                                $0

   Total Distribution Amount                                             $32,902,643

   Ending Receivables Outstanding                                       $490,046,381

Servicer Advance Amounts
--------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Unreimbursed Previous Servicer Advance                  $244,783
   Current Period Servicer Advance                                           $23,571
   Current Reimbursement of Previous Servicer Advance                             $0
   Ending Period Unreimbursed Previous Servicer Advances                    $268,354

Collection Account
--------------------------------------------------------------------------------------------------------------------------------

   Deposits to Collection Account                                        $32,902,643
   Withdrawals from Collection Account
      Servicing Fees                                                        $433,896
      Class A Noteholder Interest Distribution                              $930,006
      First Priority Principal Distribution                                       $0
      Class B Noteholder Interest Distribution                               $79,823
      Regular Principal Distribution                                     $30,446,735
      Reserve Account Deposit                                                     $0
      Unpaid Trustee Fees                                                         $0
      Excess Funds Released to Depositor                                  $1,012,183
   Total Distributions from Collection Account                           $32,902,643


                                    1

 Excess Funds Released to the Depositor
 --------------------------------------------------------------------------------------------------------------------------------
       Release from Reserve Account                                          $535,997
       Release from Collection Account                                     $1,012,183
    Total Excess Funds Released to the Depositor                           $1,548,180

 Note Distribution Account
 --------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                          $31,456,564
    Amount Deposited from the Reserve Account                                      $0
    Amount Paid to Noteholders                                            $31,456,564

 Distributions
 --------------------------------------------------------------------------------------------------------------------------------


    Monthly Principal Distributable Amount                            Current Payment    Ending Balance Per $1,000        Factor
    Class A-1 Notes                                                                $0                $0      $0.00         0.00%
    Class A-2 Notes                                                                $0                $0      $0.00         0.00%
    Class A-3 Notes                                                       $30,446,735      $157,603,533     $64.78        33.53%
    Class A-4 Notes                                                                $0      $296,913,000      $0.00       100.00%
    Class B Notes                                                                  $0       $32,692,000      $0.00       100.00%

    Interest Distributable Amount                                     Current Payment        Per $1,000
    Class A-1 Notes                                                                $0             $0.00
    Class A-2 Notes                                                                $0             $0.00
    Class A-3 Notes                                                          $304,015             $0.65
    Class A-4 Notes                                                          $625,992             $2.11
    Class B Notes                                                             $79,823             $2.44



 Carryover Shortfalls
 --------------------------------------------------------------------------------------------------------------------------------
                                                                              Prior
                                                                         Period Carryover  Current Payment   Per $1,000
    Class A-1 Interest Carryover Shortfall                                         $0                $0         $0
    Class A-2 Interest Carryover Shortfall                                         $0                $0         $0
    Class A-3 Interest Carryover Shortfall                                         $0                $0         $0
    Class A-4 Interest Carryover Shortfall                                         $0                $0         $0
    Class B Interest Carryover Shortfall                                           $0                $0         $0


 Receivables Data
 --------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period         Ending Period
    Number of Contracts                                                        36,717            35,609
    Weighted Average Remaining Term                                             30.02             29.11
    Weighted Average Annual Percentage Rate                                     5.17%             5.17%

    Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
       Current                                                           $442,421,155            90.28%
       1-29 days                                                          $38,767,129             7.91%
       30-59 days                                                          $6,383,359             1.30%
       60-89 days                                                            $993,801             0.20%
       90-119 days                                                           $418,032             0.09%
       120+ days                                                           $1,062,906             0.22%
       Total                                                             $490,046,381           100.00%
       Delinquent Receivables +30 days past due                            $8,858,097             1.81%


    Write-offs
       Gross Principal Write-Offs for Current Period                         $220,114
       Recoveries for Current Period                                          $31,357
       Net Write-Offs for Current Period                                     $188,757

       Cumulative Realized Losses                                          $6,526,978


    Repossessions                                                       Dollar Amount             Units
       Beginning Period Repossessed Receivables Balance                    $1,424,676                74
       Ending Period Repossessed Receivables Balance                       $1,167,436                62
       Principal Balance of 90+ Day Repossessed Vehicles                     $130,472                 6


                                     2

Yield Supplement Overcollateralization
--------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                       $3,019,040
   Beginning Period Amount                                                $3,019,040
   Ending Period Required Amount                                          $2,837,375
   Current Period Release                                                   $181,664
   Ending Period Amount                                                   $2,837,375
   Next Distribution Date Required Amount                                 $2,661,258

Reserve Account
--------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                       $9,111,809
   Beginning Period Amount                                                $9,111,809
   Net Investment Earnings                                                   $17,837
   Current Period Deposit                                                         $0
   Current Period Release to Collection Account                                   $0
   Current Period Release to Depositor                                      $535,997
   Ending Period Required Amount                                          $8,575,812
   Ending Period Amount                                                   $8,575,812



                                       3